INTER
PUBLIC
GROUP

Conference Call Notes
Third Quarter 2004

Third Quarter 2004 Summary

INTER
PUBLIC
GROUP

- Reported E.P.S. of $(1.40)
- Non-cash impairment charges and deferred tax asset valuation allowances
- Sustained Improvement in Organic Revenue
- Higher Incentive Expense Accrual Due to Plan Change and Resulting Timing Change from 2003
- Controlled Office and General Expenses

Third Quarter 2004 Notable Items

INTER PUBLIC GROUP

($ Millions)

Item	Location	Amount	Cash/ Non-cash
Goodwill Writedown	The Partnership	$310.0	**Non-cash**
Goodwill Writedown	CMG	$132.0	**Non-cash**
Investment Writedown	Springer & Jacoby	$31.0	**Non-cash**
Deferred Tax Asset Valuation Allowance	Non-U.S.	$72.7	**Non-cash**
BRDC Charge	Motorsports	$33.6	**Cash**

Notable Items - Comments

INTER PUBLIC GROUP

1. Charges to goodwill and the deferred tax asset allowance are non-cash items
2. Annual application of SFAS 142 means small change in valuation can trigger large goodwill writedown
3. Much of the goodwill was created through acquisitions completed when valuations were significantly higher than they are today
4. Most of the tax allowance was set up against deferred tax assets in the UK, which remain available for future utilization as profitability is restored in that market
5. The Motorsports charge, previously announced, positions us to exit the Motorsports business

Third Quarter Revenue +6.3%


Q3-2004 Revenue Increase Over Q3-2003
6.3%
(4.0%)
2.0%
(2.5%)
1.8%
Reported Growth
FX
Net Acquisitions & Dispositions
Reclassified Amounts
Organic Growth

INTER PUBLIC GROUP

For detailed reconciliation see slide 31.

Organic Revenue Performance


Organic Revenue % Change from Year-Ago
(6.0%)
(4.5%)
(3.1%)
(1.1%)
(0.6%)
0.3%
1.8%
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04

INTER PUBLIC GROUP

For detailed reconciliation see slide 31.

2004 Revenue by Geography



Q3 '04
Latin America 4%
Canada 2%
Asia/Other 9%
US 56%
Europe 29%



YTD '04
Latin America 4%
Canada 2%
Asia/Other 9%
Europe 28%
US 57%

	Q3 '04		YTD '04	
	% Change		% Change	
	Reported	Organic	Reported	Organic
US	5.1%	3.2%	4.0%	2.2%
Europe	9.2%	0.1%	5.5%	(3.9%)
Asia/Other	6.3%	3.9%	12.6%	6.0%
Latin America	5.8%	1.2%	2.4%	3.1%
Canada	2.2%	(12.9%)	1.8%	(8.3%)
Worldwide	6.3%	1.8%	5.1%	0.5%

Note: See reconciliation on slide 30.

INTER PUBLIC GROUP

Salaries & Related Expenses

INTER PUBLIC GROUP

- Reported +14.0%
- Currency, 27.8% of increase
- Incentives, 30.8% of increase
- Higher Use of Freelance Supported New Business Won
- Higher Severance
- Headcount Net +700 from year ago

Salaries/Related: Q3-04 Over Q3-03


$ millions
Base Pay, Benefits, Other*
30.6
Freelance*
7.9
Severance*
8.6
Incentives*
35.1
Currency
31.7
* Constant Currency Basis

Total Increase: **113.9**

Office & General Expenses

- Reported +2.2%
- Down 6.2% on organic basis
- Lower Occupancy Costs (inc. D&A) due to efforts of restructuring
- Higher Professional Fees
  - SOX +30 bps to revenue
  - Shared Services +40 bps to revenue
  - Other professional fees +10 bps to revenue

Office & General: Q3-04 Over Q3-03



2.2%
(4.6)%
3.7%
(7.5)%
(6.2)%
Reported Growth
FX
Net Acq/Disp
Reclassified Amounts
Organic Basis

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For detailed reconciliation see slide 32.

Operating Margin Variances

Excluding charges, Q3 Operating Margin was 4.3% vs. 7.7% last year and YTD was 6.2% vs. 7.0% last year

INTER PUBLIC GROUP

	Incremental Margin Impact Year-over-Year (basis points)	
Item	Q3-04	YTD-04
Incentive*	260	120
Professional Fees*	90	120
Currency	20	30
Out-of-Pocket*	30	50

* Constant currency basis

For detailed reconciliation see slide 35.

Third Quarter 2004 Performance

($ in Millions, except per share data)

	Q3 '04	Q3 '03	% Change
Revenue	$ 1,508.8	$ 1,418.9	6.3%
Salaries and Related Expenses*	924.8	810.9	14.0%
Office and General Expenses*	519.5	508.4	2.2%
Restructuring Charges	1.0	48.0	(97.9)%
Long-Lived Asset Impairments	450.1	222.7	102.1%
Motorsports Contract Termination Costs	33.6	-	N/A
Operating Loss	(420.2)	(171.1)	(145.6)%
Interest Expense	(39.8)	(43.5)	
Debt Prepayment Penalty	-	(24.8)	
Interest Income	11.1	9.5	
Other Income	(0.7)	1.2	
Investment Impairments	(33.8)	(29.7)	
Litigation Charges	-	(127.6)	
Loss before Income Taxes	(483.4)	(386.0)	
Taxes	98.6	19.5	
Net Equity Interests	(2.9)	(10.7)	
Loss from Continuing Operations	(584.9)	(416.2)	
Income from Discontinued Operations	-	-	
Gain on Disposal of Discontinued Operations	6.5	89.1	
Net Loss	(578.4)	(327.1)	
Dividends on preferred shares	5.0	-	
Net Loss Applicable to Common Stockholders	$ (583.4)	$ (327.1)	
Diluted EPS of Common Stock			
Continuing Operations	(1.42)	(1.08)	
Discontinued Operations	0.02	0.23	
Total	$ (1.40)	$ (0.85)	
Weighted Average Diluted Shares	415.4	385.8	
End of Period Shares Outstanding	422.4	391.7	
Headcount	44,200	43,500	

* Includes Depreciation and Amortization $ 54.4 $ 70.1

INTER PUBLIC GROUP

Other Income Statement Items

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PUBLIC
GROUP

- Lower interest expense due to December 2003 refinancing
- Interest income rose due to higher cash balances
- Tax provision
  - Re-valuation of deferred tax asset
  - Non-US losses do not generate credits at statutory rates
- Income from Discontinued Operations related to NFO Disposition

Impact of Motorsports

($ in Millions)

	Q3 '04	Q3 '03	YTD'04	YTD'03
Revenue	$ 36.6	$ 41.0	$ 47.1	$ 68.4
Operating Costs before LLA Impair & Motorsports Contract Termination Costs	35.9	58.3	58.7	106.1
Operating Income (Loss) before LLA Impair & Motorsports Contract Termination Costs	0.7	(17.3)	(11.6)	(37.7)
Long-Lived Asset Impairment	(0.4)	(1.7)	(2.7)	(23.7)
Motorsports Contract Termination Costs	(33.6)	-	(113.6)	-
Operating Loss	$ (33.3)	$ (19.0)	$ (127.9)	$ (61.4)

INTER PUBLIC GROUP

Selected Balance Sheet Items

($ in Millions)

	September 30, 2004	December 31, 2003	Adjusted December 31, 2003[1]	September 30, 2003
Cash & Cash Equivalents	$ 1,438.5	$ 2,005.7	$ 1,761.6	$ 695.5
Total Debt	2,263.4	2,474.3	2,230.2	2,517.9
Net Debt	$ 824.9	$ 468.6	$ 468.6	$ 1,822.4
Debt as a % of Capital	53.1%	48.7%	46.1%	56.5%
Stockholders' Equity	$ 2,001.8	$ 2,605.9	$ 2,605.9	$ 1,941.1

NOTES:

[1] Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004 and the cash effects of the redemption. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

INTER PUBLIC GROUP

Debt and Credit Update

- Liquidity remains strong
- Analyzing alternatives with respect to current $500 million 7-7/8% due 10/15/05
- Have obtained amendments from credit facility bank group on non-cash charges
- Senior debt ratings: Baa3/BB+/BB+
- Potential diluted shares impact from EITF 04-08

INTER PUBLIC GROUP

Sarbanes-Oxley Update

INTER
PUBLIC
GROUP

- Remediation efforts continue to address pre-existing material control weaknesses and achieve 404 certification
- Increased scope of independent audit
- Areas of material weakness identified as result of ongoing process during Q3 were controls over…
  - revenue recognition policy application - documentation of earned revenue
  - real estate lease expenditure recognition - timing
  - documentation/control of financial results
- Significant additional work has been done to support financial disclosure
- Work remains to be done in order to continue to assess financial controls; no assurance of timely completion

Cautionary Statement

This presentation contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, the SEC investigation, dispositions, impairment charges, and the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such risk factors include, but are not limited to, the following:

- risks associated with the effects of global, national and regional economic and political conditions;
- Interpublic's ability to attract new clients and retain existing clients;
- the financial success of Interpublic's clients;
- Interpublic's ability to retain and attract key employees;
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world;
- potential adverse effects if Interpublic is required to recognize additional impairment charges or other adverse accounting related developments;
- potential adverse developments in connection with the SEC investigation;
- potential claims relating to termination of the British Grand Prix promoters agreement and the Silverstone lease and race contracts;
- potential downgrades in the credit ratings of Interpublic's securities;
- the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities;
- risks arising from material weaknesses in internal control over financial reporting

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in Interpublic's 2003 Form 10-K, September 2004 Form 10-Q and other SEC filings.

INTER PUBLIC GROUP

Appendix

A Small Impairment Can Create A Large Goodwill Write-down at Companies Acquired Prior to the Adoption of FAS 142

INTER PUBLIC GROUP

Example: $1 impairment leads to a $26 write-down of goodwill

Assets	Valuation at time of Acquisition	Valuation under FAS 142	Goodwill Write-down
Tangible	$60	$60	
Other intangibles*	Not separately valued prior to FAS 142	$25	
Goodwill	$40	$14**	$26***
Total	$100	$99	

*Principally customer relationship intangibles and trade names
**Residual balance
***Represents $1 impairment plus $25 value of other intangibles

Metrics

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PUBLIC
GROUP

Organic Revenue Growth*

- Turnaround Target: Peer-level growth (calculated consistently)
- Key Milestone: Close half of 2003's 4 percentage point gap in 15 months (1Q: 2005)
- Update:
  - Began to close peer gap in 1Q '04

* Definition = See slide 44 for discussion of certain non-GAAP financial measures.

Metrics

INTER
PUBLIC
GROUP

Operating Margin %*

- Turnaround Target: 12-15%
  - Staff Cost Target = 56%-58%
  - O&G Target (incl. amortization of intangibles) = 27%-29%
- Key Milestone: 125-150 basis point improvement in each of 2004 and 2005 vs. the prior year
- Update:
  - Higher incentive accrual expense and professional fees impacted operating margin in Q3 '04 and YTD '04

*Definition = Operating Income (Loss) / Revenue

Metrics

- Debt to Capital*
  - Turnaround Target: Less than 50%
  - Milestone: Achieved in 2003
  - Update: Third Quarter 2004 at 53.1%
- Return on Equity**
  - Turnaround Target: 15-22%
  - Update: Third Quarter 2004 at 3.9%

*Definition = Debt/(Debt + Stockholder's Equity)

**Definition = Net Income for rolling 4 quarters excluding restructuring program charges, impairments and motorsports contract termination / Stockholder's Equity at the end of the prior period

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and motorsports charges as well.

INTER PUBLIC GROUP

Metrics

- Debt to EBITDA*
  - Turnaround Target: < 2x
  - Update:
    - Third Quarter 2004 at 3.0
    - December 2003 at 3.1
- Interest Coverage**
  - Turnaround Target: > 8x
  - Update:
    - Third Quarter 2004 at 4.7
    - December 2003 at 4.7

*Definition = Debt at end of period / EBITDA for rolling 4 Quarters

**Definition = EBITDA/Interest Expense for rolling 4 Quarters

EBITDA = Operating Income excluding Restructuring Program Charges, Long-lived Asset Impairment and Motorsports Contract Termination plus depreciation and amortization

We are unable to provide a reconciliation of future EBITDA targets to the most directly comparable GAAP measures, net income and operating income, because certain items are out of our control and/or cannot be reasonably predicted, including future interest rates, restructuring charges, tax rates and other matters discussed as risk factors and in cautionary statements about forward looking statements in our filings with the SEC.

INTER PUBLIC GROUP

Note: See reconciliation on slide 36.

Metrics

- We communicated performance metrics and milestones during the fourth quarter 2003 earnings release.

- Defined metrics and target levels (ranges).
  - Target levels exclude impact of Silverstone operations.
  - Operating Margin milestones are on a like-for-like basis.
  - Target levels assume industry performance in line with current industry forecasts.
  - Peer level performance based on comparably defined and calculated metrics.

INTER PUBLIC GROUP

YTD 2004 Performance

($ Millions, except per share data)

	YTD'04	YTD'03	%Change
Revenue	$ 4,448.0	$ 4,234.0	5.1%
Salaries and Related Expenses*	2,692.6	2,544.0	5.8%
Office and General Expenses*	1,489.6	1,401.2	6.3%
Restructuring Charges	65.6	142.4	(53.9)%
Long-Lived Asset Impairment	458.7	244.8	87.4%
Motorsports Contract Termination Costs	113.6	-	N/A
Operating Loss	(372.1)	(98.4)	(278.2)%
Interest Expense	(117.3)	(128.4)	
Debt Repayment Penalty	-	(24.8)	
Interest Income	31.2	27.6	
Other Income	2.7	1.3	
Investment Impairments	(37.0)	(42.2)	
Litigation Charges	-	(127.6)	
Loss before Income Taxes	(482.5)	(392.5)	
Taxes	105.2	36.3	
Net Equity Interests	(9.5)	(21.6)	
Loss from Continuing Operations	(607.2)	(450.4)	
Income from Discontinued Operations	-	12.1	
Gain on Disposal of Discontinued Operations	6.5	89.1	
Net Loss	(600.7)	(349.2)	
Dividends on preferred shares	14.8	-	
Net Loss Applicable to Common Stockholders	$ (615.5)	$ (349.2)	
Diluted EPS of Common Stock			
Continuing Operations	(1.50)	(1.17)	
Discontinued Operations	0.02	0.26	
Total	$ (1.49) **	$ (0.91)	
Weighted Average Diluted Shares	414.4	384.0	
End of Period Shares Outstanding	422.4	391.7	
Headcount	44,200	43,500	

INTER PUBLIC GROUP

* Includes Depreciation and Amortization	$ 173.5	$ 204.2

** Does not foot due to rounding

2004 Revenue Change: US

($ in Millions)

	Q3 '04		YTD '04	
	$	% Change	$	% Change
Prior Period Revenue	$ 800.4		$ 2,423.2	
Foreign Exchange Impact	-	-	-	-
Acquisitions/Dispositions	(7.6)	(1.1%)	(25.9)	(1.2%)
Reclassified Amounts (Out of Pocket)	24.5	3.0%	71.8	3.0%
Organic	24.3	3.2%	51.8	2.2%
Current Period Revenue	$ 841.6	5.1%	$ 2,520.9	4.0%

See appendix slide 44 for discussion of certain non-GAAP financial measures.

2004 Revenue Change: non-US

($ in Millions)

	Q3 '04		YTD '04	
	$	% Change	$	% Change
Prior Period Revenue	$ 618.5		$ 1,810.8	
Foreign Exchange Impact	56.0	9.0%	147.0	8.0%
Acquisitions/Dispositions	(21.2)	(3.2%)	(41.6)	(2.2%)
Reclassified Amounts (Out of Pocket)	12.7	1.9%	40.8	2.2%
Organic	1.2	0.2%	(29.9)	(1.6%)
Current Period Revenue	$ 667.2	7.9%	$ 1,927.1	6.4%

See appendix slide 44 for discussion of certain non-GAAP financial measures.

Reconciliation of Non-GAAP Measures

($ in Millions)

	Worldwide			US			Non-US		
	Q3 '04	Q3 '03	Var	Q3 '04	Q3 '03	Var	Q3 '04	Q3 '03	Var
Reported Revenue	$ 1,508.8	$1,418.9	6.3%	$ 841.6	$800.4	5.1%	$ 667.2	$618.5	7.9%
Effects of Currency Translation		56.0						56.0	
Constant Currency	1,508.8	1,474.9	2.3%	841.6	800.4	5.1%	667.2	674.5	(1.1%)
Effects of Acquisitions/Dispositions	(2.9)	(31.7)		-	(7.6)		(2.9)	(24.1)	
Reclassified Amounts (Out of Pocket)	(77.2)	(40.0)		(46.2)	(21.7)		(31.0)	(18.3)	
Organic Revenue	$ 1,428.7	$1,403.2	1.8%	$ 795.4	$771.1	3.2%	$ 633.3	$632.1	0.2%

Reconciliation of Non-GAAP Measures

($ in Millions)

	Worldwide			US			Non-US		
	YTD '04	YTD '03	Var	YTD '04	YTD '03	Var	YTD '04	YTD '03	Var
Reported Revenue	$4,448.0	$4,234.0	5.1%	$2,520.9	$2,423.2	4.0%	$1,927.1	$1,810.8	6.4%
Effects of Currency Translation		147.0						147.0	
Constant Currency	4,448.0	4,381.0	1.5%	2,520.9	2,423.2	4.0%	1,927.1	1,957.8	(1.6%)
Effects of Acquisitions/Dispositions	(13.9)	(81.4)		(4.2)	(30.1)		(9.7)	(51.3)	
Reclassified Amounts (Out of Pocket)	(223.4)	(110.8)		(137.4)	(65.6)		(86.0)	(45.2)	
Organic Revenue	$4,210.7	$4,188.8	0.5%	$2,379.3	$2,327.5	2.2%	$1,831.4	$1,861.3	(1.6%)

INTER PUBLIC GROUP

Reconciliation of Organic Revenue

INTER PUBLIC GROUP

Q3 '04

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassified Amounts	Reported
US	3.2%	0.0%	(1.1%)	3.0%	5.1%
Europe	0.1%	10.9%	(4.5%)	2.7%	9.2%
Asia/Other	3.9%	3.3%	(0.4%)	(0.5%)	6.3%
Latin America	1.2%	5.9%	(2.3%)	1.0%	5.8%
Canada	(12.9%)	11.9%	0.0%	3.2%	2.2%
Worldwide	1.8%	4.0%	(2.0%)	2.5%	6.3%

YTD '04

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassified Amounts	Reported
US	2.2%	0.0%	(1.2%)	3.0%	4.0%
Europe	(3.9%)	9.5%	(2.7%)	2.6%	5.5%
Asia/Other	6.0%	5.6%	(0.3%)	1.3%	12.6%
Latin America	3.1%	1.1%	(2.7%)	0.9%	2.4%
Canada	(8.3%)	7.4%	0.0%	2.7%	1.8%
Worldwide	0.5%	3.6%	(1.6%)	2.6%	5.1%

Reconciliation of Revenue Change

($ in Millions)

	Q2 '03		Q3 '03		Q4 '03		Q1 '04		Q2 '04		Q3 '04	
	$	% Change	$	% Change	$	% Change	$	% Change	$	% Change	$	% Change
Prior Period Revenue	$1,490.4		$ 1,386.8		$1,541.3		$1,316.7		$1,499.4		$ 1,418.9	
Foreign Exchange Impact	65.7	4.2%	66.4	4.7%	80.7	5.2%	66.3	5.1%	24.7	1.7%	56.0	4.0%
Acquisitions/Dispositions	(4.4)	(0.2%)	(6.4)	(0.5%)	-	0.0%	(18.4)	(1.4%)	(20.8)	(1.4%)	(28.8)	(2.0%)
Reclassified Amounts (Out of Pocket)	15.2	1.1%	15.9	1.2%	25.0	1.6%	38.9	2.9%	36.6	2.4%	37.2	2.5%
Organic	(67.5)	(4.5%)	(43.8)	(3.1%)	(17.8)	(1.1%)	(7.4)	(0.6%)	4.2	0.3%	25.5	1.8%
Current Period Revenue	$1,499.4	0.6%	$ 1,418.9	2.3%	$1,629.4	5.7%	$1,396.1	6.0%	$1,544.1	3.0%	$ 1,508.8	6.3%

INTER PUBLIC GROUP

Reconciliation of Non-GAAP Measures

($ in Millions)

INTER PUBLIC GROUP

Change in Salaries and Related Expenses

		Q3 '04		Q3 '03	% Inc/(Dec)
Reported Salaries and Related Expenses	$	924.8	$	810.9	14.0%
Effects of Currency Translation				31.7	
Constant Currency		924.8		842.6	9.8%
Effects of Acquisitions/Dispositions		(1.7)		(11.7)	
Reclassified Amounts		(3.1)		-	
Change in Salaries and Related Expenses (Organic basis)	$	920.0	$	830.9	10.7%

Change in Office and General Expenses

		Q3 '04		Q3 '03	% Inc/(Dec)
Reported Office & General Expenses	$	519.5	$	508.4	2.2%
Effects of Currency Translation				24.0	
Constant Currency	$	519.5	$	532.4	(2.4%)
Effects of Acquisitions/Dispositions		(1.1)		(20.6)	
Reclassified Amounts		(75.9)		(40.1)	
Change in Office & General Expenses (Organic basis)	$	442.5	$	471.7	(6.2%)

Reconciliation of Non-GAAP Measures

($ in Millions)

Change in Salaries and Related Expenses

		YTD '04		YTD '03	%Inc/(Dec)
Reported Salaries and Related Expenses	$	2,692.6	$	2,544.0	5.8%
Effects of Currency Translation				89.9	
Constant Currency		2,692.6		2,633.9	2.2%
Effects of Acquisitions/Dispositions		(7.5)		(38.8)	
Reclassified Amounts		(7.7)		-	
Change in Salaries and Related Expenses (Organic basis)	$	2,677.4	$	2,595.1	3.2%

Change in Office and General Expenses

		YTD '04		YTD '03	%Inc/(Dec)
Reported Office & General Expenses	$	1,489.6	$	1,401.2	6.3%
Effects of Currency Translation				61.1	
Constant Currency	$	1,489.6	$	1,462.3	1.9%
Effects of Acquisitions/Dispositions		(4.5)		(49.2)	
Reclassified Amounts		(217.6)		(110.7)	
Change in Office & General Expenses (Organic basis)	$	1,267.5	$	1,302.4	(2.7%)

INTER PUBLIC GROUP

Reconciliation of Operating Margin

($ in Millions)

	Q3 '04	Q3 '03	YTD '04	YTD '03
Revenue	$ 1,508.3	$ 1,418.9	$ 4,448.0	$ 4,234.0
Operating Expenses:				
Salaries and related expenses	924.3	810.9	2,692.6	2,544.0
Office and general expenses	519.5	508.4	1,489.6	1,401.2
Restructuring charges	1.0	48.0	65.6	142.4
Long-lived asset impairment	450.1	222.7	458.7	244.8
Motorsports Contract Termination Costs	33.6	-	113.6	-
Total Operating Expenses	1,928.5	1,590.0	4,820.1	4,332.4
Operating Income - As Reported	$ (420.2)	$ (171.1)	$ (372.1)	$ (98.4)
Operating Margin - As Reported	-27.9%	-12.1%	-8.4%	-2.3%
Add back:				
Restructuring charges	$ 1.0	$ 48.0	$ 65.6	$ 142.4
Restructuring program charges in office & general expenses	0.6	9.1	10.9	9.1
Long-lived asset impairment	450.1	222.7	458.7	244.8
Motorsports Contract Termination Costs	33.6	-	113.6	-
Total restructuring program charges, LLA impairment and motorsports contract termination costs	485.3	279.8	648.8	396.3
Excluding Restructuring Program Charges, LLA Impairment and Motorsports Contract Termination Costs:				
Operating Income	$ 65.1	$ 108.7	$ 276.7	$ 297.9
Operating Margin	4.3%	7.7%	6.2%	7.0%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and motorsports charges as well.

INTER PUBLIC GROUP

Reconciliation of Operating Margin Analysis

($ in Millions)

	3rd QTR	Adjusted Operating Income	Q3 % Inc(dec)	September YTD	Adjusted Operating Income	YTD % Inc(dec)
Total Revenue	$ 1,508.8			$ 4,448.0		
Effect of Currency Translation on Revenue	56.0			147.0		
Adjusted revenue for constant currency	$ 1,452.8			$ 4,301.0		
Operating Income (1)	$ 65.1			$ 276.7		
Operating Margin 2004 (1)			4.3%			6.2%
Effect of Currency Translation on Operating Income	$ 0.3			$ (4.0)		
Adjusted operating income for constant currency		$ 64.8			$ 280.7	
Adjusted operating margin for constant currency		4.5%			6.5%	
Currency Impact			0.2%			0.3%
Incremental out of pocket (on a constant basis)	$ 34.6			$ 103.8		
Adjusted revenue for out of pocket	$ 1,418.2			$ 4,197.2		
Adjusted operating margin for out of pocket		4.6%			6.7%	
Out of Pocket Impact			0.3%			0.5%
Incremental professional fees (on a constant basis)	$ 10.6			$ 40.9		
Adjusted operating income for professional fees		$ 75.7			$ 317.6	
Adjusted operating margin for professional fees		5.2%			7.4%	
Incremental Professional Fees Impact			0.9%			1.2%
Incremental incentives (on a constant basis)	$ 35.1			$ 40.6		
Adjusted operating income for incentives		$ 100.2			$ 317.3	
Adjusted operating margin for incentives		6.9%			7.4%	
Incremental Incentives Impact			2.6%			1.2%
Adjusted Margin 2004			8.3%			9.4%
Operating Margin 2003 (1)			7.7%			7.0%
Increase (Decrease)			0.6%			2.4%

(1) Excluding restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charges

INTER PUBLIC GROUP

Debt to EBITDA and Interest Coverage Ratio Calculations

($ in Millions)

	Full Year 12/31/2003	Rolling 4 Quarters 9/30/2004
EBITDA calculation:		
Net Loss	(451.7)	(703.4)
Income from Discontinued Operations	(101.2)	(6.5)
Total Other Income (Expense)	321.2	147.6
Taxes	254.0	322.9
Net Equity Interests	29.9	17.9
Operating Income	52.2	(221.5)
Depreciation & amortization	277.9	247.1
Restructuring programming charges in O & G	16.5	18.3
Restructuring Charges	175.6	98.7
Long-Lived Asset Impairments	286.9	500.9
Motorsports Contract Termination	-	113.6
EBITDA (1)	809.1	757.1
Debt	2,474.3	2,263.4
Interest expense	172.8	161.7
Debt to EBITDA (2)	3.1	3.0
Interest Coverage (3)	4.7	4.7

(1) EBITDA = Operating Income excluding Restructuring Program Charges, Long-lived Asset Impairment and Motorsports Contract Termination plus depreciation and amortization

(2) Debt to EBITDA = Debt at the end of period/EBITDA for rolling 4 quarters

(3) Interest Coverage = EBITDA/Interest Expense for rolling 4 quarters

EBITDA as used in the ratios above represents operating income less depreciation and amortization. This calculation of EBITDA may differ from the calculation used by other companies who may employ net income as "earnings" for these purposes. In calculating the ratios above, the Company has further excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the Company's ongoing operations. Accordingly, comparability to like measures may be limited. The Company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and Motorsports charges as well. The Company uses this non-GAAP adjusted earnings measure as a financial performance metric because we believe this is useful in analyzing and trending the performance of our business. This non-GAAP adjusted earnings measure does not represent a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP") and for these purposes should not be considered as an alternative to net income as a measure of performance. We believe that the closest GAAP measure of financial performance to this non-GAAP adjusted earnings measure is net income and, as such, have provided a reconciliation to net income, together with a reconciliation to operating income.

INTER PUBLIC GROUP

Restructuring Charges - 2003 and 2004

($ in Millions)

	2003 Charges	Q1 2004 Charges	Q2 2004 Charges/ (Credits)	Q3 2004 Charges/ (Credits)	Charges to Date
Severance	$ 126.2	$ 22.1	$ (6.2)	$ (1.3)	$ 140.8
Facilities Costs	49.4	40.5	8.2	2.3	100.4
Restructuring Charges*	175.6	62.6	2.0	1.0	241.2

* Includes adjustments related to the true up of the 2001 program in addition to the 2003 program.

Future cash amounts payable under the 2003 and 2001 programs are:

2003 Program	$ 74.5
2001 Program	46.2
Total	$ 120.7

INTER PUBLIC GROUP

Diluted EPS Calculation

($ in Millions, except per share data)

	Q1 '04	Q2 '04	Q3 '04	YTD '04
Net Loss Applicable to Common Stockholders	$ (21.7)	$ (10.4)	$(583.4)	$ (615.5)
Basic and Diluted Shares* (MM)	413.3	414.6	415.4	414.4
Diluted EPS of Common Stock	$ (0.05)	$ (0.03)	$ (1.40)	$ (1.49)

* No Add-Backs as all were anti-dilutive due to net loss reported

Shares Outstanding Calculation – Potential Full Dilution

($ in Millions)

INTER PUBLIC GROUP

	MAXIMUM POTENTIAL DILUTION	
Stock Options	0.6	
Restricted Stock	2.6	
1.87% Convertible Subordinated Notes due 2006	6.4	A
4.5% Convertible Senior Notes due 2023	64.4	B
Series A Mandatorily Convertible Shares	27.7	C
Total:	**101.7**	

Note: Actual second quarter diluted EPS calculation had zero addbacks as all were anti-dilutive due to net loss reported. Above represents maximum potential dilution or addbacks, not shares that would have been included in the EPS calculation in the third quarter 2004.

Approximately 6.6 shares may be issued based upon the estimated settlement of the shareholder suits. These shares would be included in basic shares outstanding upon issuance.

A Dilutive once EPS reaches approximately $.42 per quarter

B Dilutive once EPS reaches approximately $.09 per quarter. Included as addback as long as stock price is $14.84 or higher. Stock price threshold will decrease annually until maturity.

C Represents the maximum conversion. Conversion rate is based on share price for the quarter.

INTER PUBLIC GROUP

Debt as % of Capital

($ in Millions)


Total Debt
Debt as % of Capital
3,000
2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
57.6%
58.4%
55.7%
55.6%
55.0%
56.5%
46.1%
47.1%
46.5%
53.1%

	Jun-02	Sep-02	Dec-02	Mar-03	Jun-03	Sep-03	Dec-03	Mar-04	Jun-04	Sep-04
Total Debt	2,950	2,876	2,638	2,698[1]	2,717	2,518	2,230[2]	2,289	2,224	2,263

(1) Excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

(2) Excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

Improved Debt Maturity Schedule

($ in Millions)

INTER PUBLIC GROUP



Total Debt = $2.3Bn
1,400
1,200
1,000
800
600
400
200
0
74.5
516.1
346.2
1.7
1,324.9
2004
2005
2006
2007
2008+
1.87% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
Other

Liquidity Position

($ in Millions)

	As of September 30, 2004		
	Total Amount of Facility	Outstanding	Available
Committed Facilities	$ 700.7	$ 138.0 [1]	$ 562.7
Uncommitted Facilities [2]	$ 684.1	$ 74.0	$ - [2]
Total Credit Facilities	$ 1,384.8	$ 212.0	$ 562.7
Cash and Cash Equivalents			$ 1,438.5
Total Liquidity Available			$ 2,001.2

NOTES:

(1) Comprised of Letters of Credit issued under the Revolving Credit Facilities. Not considered debt for GAAP reporting

(2) Domestic and international uncommitted facilities. These amounts are excluded for the purposes of analysis

Declining Acquisition Activity Has Reduced Acquisition Related Payment Obligations [1]

($ in Millions)


350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Stock
Cash
46
227
83
240
56
221
20
163
21
80
2001A
2002A
2003A
2004 Est.
2005 Est.

INTER PUBLIC GROUP

[1] Includes earnouts, purchases of additional interests, put options and other payments

Certain Non-GAAP Financial Measures

Organic Revenue. We derive organic revenue by adjusting reported revenue in respect of any given period by:

- excluding the impact of foreign currency effects over the course of the period to provide revenues on a constant currency basis; and
- excluding the impact on reported revenue resulting from acquisitions and dispositions that were consummated after the first day of the year prior to the given period.

Additionally, organic revenue calculations for the quarter have been adjusted to make 2004 organic revenue principally arising from public relations and sporting event arrangements more directly comparable to organic revenue arising from public relations and sporting event arrangements in periods preceding January 1, 2004. If these adjustments had been made to revenue for prior periods, there would have been neither a material effect on results in prior periods nor any effect whatsoever on operating or net income. These adjustments relate to "grossing up" revenues and expenses by the same amount, in connection with the reimbursement of certain out of pocket expenses relating to public relations and sporting event arrangements.

Management believes that discussing organic revenue, giving effect to the above factors, provides a better understanding of the Company's revenue performance and trends than reported revenue because it allows for more meaningful comparisons of current-period revenue to that of prior periods. Management also believes that organic revenue determined on a generally comparable basis is a common measure of performance in the businesses in which it operates. For the same reasons, management makes analogous adjustments to office and general expenses, which expenses, as adjusted, are a Non-GAAP measure.

Constant Currency. When the Company discusses amounts on a constant currency basis, the prior period results are adjusted to remove the impact of changes in foreign currency exchange rates during the current period that is being compared to the prior period. The impact of changes in foreign currency exchange rates on prior period results is removed by converting the prior period results into U.S. dollars at the average exchange rate for the current period. Management believes that discussing results on a constant currency basis allows for a more meaningful comparison of current-period results to such prior-period results.

Net Debt. Net debt as of any given date is total debt as reported at that date less total cash and cash equivalents as of that date. Management believes that discussing net debt is useful because it provides a more complete picture of the Company's liquidity position.

INTER PUBLIC GROUP